SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  June 30, 2001


                             STILWELL FINANCIAL INC.
               (Exact name of company as specified in its charter)


           DELAWARE                    001-15253                43-1804048
------------------------------    --------------------    ---------------------
 (State or other jurisdiction      (Commission file           (IRS Employer
       of incorporation)                 number)          Identification Number)


            920 Main Street, 21st Floor, Kansas City, Missouri 64105
               (Address of principal executive offices) (Zip Code)


                Company's telephone number, including area code:
                                (816) 218 - 2400


                                 Not Applicable
          (Former name or former address if changed since last report)









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Item 7.             Financial Statements and Exhibits

(c)                 Exhibits

                    Exhibit No.   Document
                    (99)          Additional Exhibits

                    99.1          News release issued by Stilwell Financial Inc.
                                  dated July 2, 2001 reporting: i) ending assets under management on June 30, 2001; ii) average assets under management for the three and six months ended June 30, 2001; iii) information for the second quarter 2001 earnings presentation conference call; and iv) that Stilwell had received a credit rating from Standard and Poor's, is attached hereto as Exhibit 99.1



Item 9.          Regulation FD Disclosure

Stilwell is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the Stilwell news release, dated July 2, 2001, reporting ending assets under management on June 30, 2001 and average assets under management for the three and six months ended June 30, 2001. Stilwell also announced the time and date for its second quarter 2001 earnings presentation conference call and reported that Stilwell had recently received a credit rating from Standard and Poor's.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Stilwell Financial Inc.


Date: July 9, 2001               By:        /s/  Douglas E. Nickerson
                                    -------------------------------------------
                                              Douglas E. Nickerson
                                         Vice President and Controller
                                         (Principal Accounting Officer)